UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2005

RemedyTemp, Inc.

(Exact name of registrant as specified in its charter)

California	0-5260	95-2890471

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Enterprise, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 949-425-7600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 11, 2005, RemedyTemp, Inc. issued a press release announcing its financial results for its second quarter ended April 3, 2005. RemedyTemp will hold an earnigs conference call and Webcast at 1:30 p.m. Pacific Time, on May 11, 2005. A copy of the press release is attached to this current report on Form 8-K as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated May 11, 2005

The following exhibit is furnished as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RemedyTemp, Inc.
May 11, 2005	By:	Monty A. Houdeshell
		Name:	Monty A. Houdeshell
		Title:	Senior Vice President and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of RemedyTemp, Inc. issued on May 11, 2005